UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2017

Spirit Airlines, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35186	38-1747023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Executive Way, Miramar, Florida	33025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 447-7920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 28, 2017, Spirit Airlines, Inc. (the “Company”) and Wilmington Trust, National Association, as subordination agent (the “Subordination Agent”) and as pass through trustee under three pass through trusts newly formed by the Company (with respect to each such pass through trust, the “Trustee”), Wilmington Trust Company, as escrow agent (the “Escrow Agent”) under the Escrow Agreements (as defined below), and Wilmington Trust, National Association, as paying agent (the “Paying Agent”) under the Escrow Agreements, entered into a Note Purchase Agreement (the “Note Purchase Agreement”). The Note Purchase Agreement, subject to certain terms and conditions, provides for the future issuance by the Company of equipment notes (the “Equipment Notes”) in the aggregate principal amount of $420,500,000 expected to be secured by (a) five new Airbus A321-200ceo aircraft currently scheduled for delivery to the Company during the period from February 2018 to March 2018 and (b) seven new Airbus A320-200ceo aircraft currently scheduled for delivery to the Company during the period from December 2017 to October 2018, in each case as specified in the Note Purchase Agreement (each such aircraft, an “Aircraft” and, collectively, the “Aircraft”). Pursuant to the Note Purchase Agreement and the form of Participation Agreement (“Form of Participation Agreement”) and form of Indenture and Security Agreement (“Form of Indenture”), each attached as an exhibit thereto, upon the financing of each Aircraft, the Trustee will enter into a Participation Agreement substantially in the form of the Form of Participation Agreement and will purchase, on behalf of each pass through trust, the applicable Equipment Notes to be issued by the Company under an Indenture and Security Agreement substantially in the form of the Form of Indenture (each, an “Indenture” and collectively, the “Indentures”) to be entered into by the Company and Wilmington Trust, National Association, as loan trustee (the “Loan Trustee”), with respect to each such Aircraft.

Each Indenture contemplates the issuance of Equipment Notes in three series: Series AA, bearing interest at the rate of 3.375% per annum, Series A, bearing interest at the rate of 3.650% per annum, and Series B, bearing interest at the rate of 3.800% per annum, in the aggregate principal amount (once all the Equipment Notes have been issued) equal to $247,099,000, in the case of Series AA Equipment Notes, $82,366,000, in the case of Series A Equipment Notes, and $91,035,000, in the case of Series B Equipment Notes. The Equipment Notes will be purchased by the Trustee, using the proceeds from the sale of Spirit Airlines Pass Through Certificates, Series 2017-1AA (the “Class AA Certificates”), Spirit Airlines Pass Through Certificates, Series 2017-1A (the “Class A Certificates”) and Spirit Airlines Pass Through Certificates, Series 2017-1B (the “Class B Certificates” and, together with the Class AA Certificates and the Class A Certificates, the “Certificates” and, each series of the Certificates, a “Class”).

Pending the purchase of the Equipment Notes, the proceeds from the sale of the Certificates of each Class were placed in escrow by the related Trustee pursuant to separate Escrow and Paying Agent Agreements, each dated as of November 28, 2017, among the Escrow Agent, the Paying Agent, Morgan Stanley & Co. LLC, Citigroup

Global Markets Inc., Goldman Sachs & Co. LLC and Barclays Capital Inc., as Underwriters, and the related Trustee (each, an “Escrow Agreement” and, collectively, the “Escrow Agreements”). The escrowed funds were deposited with Citibank, N.A. (the “Depositary”), under a separate deposit agreement for each Class of Certificates, each dated as of November 28, 2017, between the Escrow Agent and the Depositary. Commonwealth Bank of Australia, New York Branch, as Liquidity Provider, will provide a separate liquidity facility for each of the Class AA Certificates, the Class A Certificates and the Class B Certificates, in each case in an amount sufficient to make three semiannual interest distributions on the outstanding balance of the Certificates of such class.

The interest on the issued and outstanding Equipment Notes and the escrowed funds, as the case may be, is payable semi-annually on February 15 and August 15 of each year, commencing on August 15, 2018. The principal payments on the issued and outstanding Equipment Notes are scheduled for payment on February 15 and August 15 in certain years, commencing on August 15, 2018. Final payments with respect to the Series AA Equipment Notes will be due on February 15, 2030, final payments with respect to the Series A Equipment Notes will be due on February 15, 2030, and final payments with respect to the Series B Equipment Notes will be due on February 15, 2026. Maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by the Company (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving the Company. The Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and also will be cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.

The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under the Company’s shelf registration statement on Form S-3 (File No. 333-202260) (the “Registration Statement”). The Certificates were sold pursuant to the Underwriting Agreement, dated November 13, 2017, among the Company and Morgan Stanley & Co. LLC and Citigroup Global Markets Inc., as representatives of the underwriters named therein (collectively, the “Underwriters”). The foregoing description of the Note Purchase Agreement and the other agreements and instruments is qualified in its entirety by reference to such agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein. For a more detailed description of such agreements and instruments entered into by the Company with respect to the Certificates, see the disclosure under the captions “Description of the Certificates,” “Description of the Deposit Agreements,” “Description of the Escrow Agreements,” “Description of the Liquidity Facilities,” “Description of the Intercreditor Agreement,” “Description of the Equipment Notes” and “Underwriting” contained in the Company’s final Prospectus Supplement, dated November 13, 2017 (the “Prospectus Supplement”), to the Prospectus, dated February 24, 2015, filed with the Securities and Exchange Commission on

November 14, 2017 pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference and is qualified in its entirety by reference to the relevant exhibit filed herewith.

This Current Report is also being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Registration Statement.

Item 2.03. Creation of Direct Financial Obligation.

The information provided in Item 1.01 of this Form 8-K is hereby incorporated into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The documents listed as exhibits below are filed as exhibits to the Registration Statement with respect to the offering of the Certificates made pursuant to the Prospectus Supplement.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 13, 2017, among Spirit Airlines, Inc., Morgan Stanley & Co. LLC and Citigroup Global Markets Inc. (Incorporated by reference to Exhibit 1.1 to Spirit Airlines, Inc.’s Current Report on Form 8-K filed on November 15, 2017 (Commission File No. 001-35186))

4.1	Pass Through Trust Agreement, dated as of August 11, 2015, between Spirit Airlines, Inc. and Wilmington Trust, National Association (Incorporated by reference to Exhibit 4.1 to Spirit Airlines, Inc.’s Current Report on Form 8-K filed on August 11, 2015 (Commission File No. 001-35186))

4.2	Trust Supplement No. 2017-1AA, dated as of November 28, 2017, between Spirit Airlines, Inc. and Wilmington Trust, National Association, as Trustee, to the Pass Through Trust Agreement, dated as of August 11, 2015

4.3	Trust Supplement No. 2017-1A, dated as of November 28, 2017, between Spirit Airlines, Inc. and Wilmington Trust, National Association, as Trustee, to the Pass Through Trust Agreement, dated as of August 11, 2015

4.4	Trust Supplement No. 2017-1B, dated as of November 28, 2017, between Spirit Airlines, Inc. and Wilmington Trust, National Association, as Trustee, to the Pass Through Trust Agreement, dated as of August 11, 2015

4.5	Revolving Credit Agreement (2017-1AA), dated as of November 28, 2017, between Wilmington Trust, National Association, as Subordination Agent (as agent and trustee for the trustee of Spirit Airlines Pass Through Trust 2017-1AA), as Borrower, and Commonwealth Bank of Australia, New York Branch, as Liquidity Provider

4.6	Revolving Credit Agreement (2017-1A), dated as of November 28, 2017, between Wilmington Trust, National Association, as Subordination Agent (as agent and trustee for the trustee of Spirit Airlines Pass Through Trust 2017-1A), as Borrower, and Commonwealth Bank of Australia, New York Branch, as Liquidity Provider

4.7	Revolving Credit Agreement (2017-1B), dated as of November 28, 2017, between Wilmington Trust, National Association, as Subordination Agent (as agent and trustee for the trustee of Spirit Airlines Pass Through Trust 2017-1B), as Borrower, and Commonwealth Bank of Australia, New York Branch, as Liquidity Provider

4.8	Intercreditor Agreement (2017-1), dated as of November 28, 2017, among Wilmington Trust, National Association, as Trustee of the Spirit Airlines Pass Through Trust 2017-1AA, as Trustee of the Spirit Airlines Pass Through Trust 2017-1A and as Trustee of the Spirit Airlines Pass Through Trust 2017-1B, Commonwealth Bank of Australia, New York Branch, as Class AA Liquidity Provider, Class A Liquidity Provider and Class B Liquidity Provider, and Wilmington Trust, National Association, as Subordination Agent

4.9	Deposit Agreement (Class AA), dated as of November 28, 2017, between Wilmington Trust Company, as Escrow Agent, and Citibank, N.A., as Depositary

4.10	Deposit Agreement (Class A), dated as of November 28, 2017, between Wilmington Trust Company, as Escrow Agent, and Citibank, N.A., as Depositary

4.11	Deposit Agreement (Class B), dated as of November 28, 2017, between Wilmington Trust Company, as Escrow Agent, and Citibank, N.A., as Depositary

4.12	Escrow and Paying Agent Agreement (Class AA), dated as of November 28, 2017, among Wilmington Trust Company, as Escrow Agent, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Barclays Capital Inc., as Underwriters, Wilmington Trust, National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of Spirit Airlines Pass Through Trust 2017-1AA, and Wilmington Trust, National Association, as Paying Agent

4.13	Escrow and Paying Agent Agreement (Class A), dated as of November 28, 2017, among Wilmington Trust Company, as Escrow Agent, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Barclays Capital Inc., as Underwriters, Wilmington Trust, National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of Spirit Airlines Pass Through Trust 2017-1A, and Wilmington Trust, National Association, as Paying Agent

4.14	Escrow and Paying Agent Agreement (Class B), dated as of November 28, 2017, among Wilmington Trust Company, as Escrow Agent, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Barclays Capital Inc., as Underwriters, Wilmington Trust, National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of Spirit Airlines Pass Through Trust 2017-1B, and Wilmington Trust, National Association, as Paying Agent

4.15	Note Purchase Agreement, dated as of November 28, 2017, among Spirit Airlines, Inc., Wilmington Trust, National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust, National Association, as Subordination Agent, Wilmington Trust Company, as Escrow Agent, and Wilmington Trust National Association, as Paying Agent

4.16	Form of Participation Agreement (Participation Agreement among Spirit Airlines, Inc., Wilmington Trust, National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust, National Association, as Subordination Agent, Wilmington Trust, National Association, as Loan Trustee, and Wilmington Trust, National Association, in its individual capacity as set forth therein) (Exhibit B to Note Purchase Agreement)

4.17	Form of Indenture and Security Agreement (Indenture and Security Agreement between Spirit Airlines, Inc. and Wilmington Trust, National Association, as Loan Trustee) (Exhibit C to Note Purchase Agreement)

4.18	Form of Pass Through Trust Certificate, Series 2017-1AA (included in Exhibit A to Exhibit 4.2)

4.19	Form of Pass Through Trust Certificate, Series 2017-1A (included in Exhibit A to Exhibit 4.3)

4.20	Form of Pass Through Trust Certificate, Series 2017-1B (included in Exhibit A to Exhibit 4.4)

4.21	Form of Series 2017-1 Equipment Notes (included in Section 2.01 of Exhibit 4.17)

5.1	Opinion of Debevoise & Plimpton LLP, special counsel to Spirit Airlines, Inc.

5.2	Opinion of Morris James LLP, special counsel to Wilmington Trust, National Association

5.3	Opinion of Thomas Canfield, Esq., Senior Vice President and General Counsel of Spirit Airlines, Inc.

8.1	Tax Opinion of Debevoise & Plimpton LLP, special counsel to Spirit Airlines, Inc.

23.1	Consent of Debevoise & Plimpton LLP, special counsel to Spirit Airlines, Inc. (included in Exhibits 5.1 and 8.1)

23.2	Consent of Morris James LLP, special counsel to Wilmington Trust, National Association (included in Exhibit 5.2)

23.3	Consent of Thomas Canfield, Esq., Senior Vice President and General Counsel of Spirit Airlines, Inc. (included in Exhibit 5.3)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2017	SPIRIT AIRLINES, INC.

	By:	/s/ Thomas Canfield
Name: Thomas Canfield
Title: Senior Vice President and General Counsel